Exhibit 24

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of J.P. MORGAN CHASE & CO., a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON JR., JAMES DIMON, DINA DUBLON, JOAN GUGGENHEIMER, WILLIAM H. MCDAVID, DAVID B. EDELSON, and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 2004, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 29, 2004.

                              /s/  William B. Harrison, Jr.
                     -----------------------------------------------------------
                     William B. Harrison, Jr.
                     Chairman of the Board, Chief Executive Officer and Director (Principal Executive Officer)

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of J.P. MORGAN CHASE & CO., a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON JR., JAMES DIMON, DINA DUBLON, JOAN GUGGENHEIMER, WILLIAM H. MCDAVID, DAVID B. EDELSON, and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 2004, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 29, 2004.

                                          /s/  James Dimon
                                 -----------------------------------------------
                                 James Dimon
                                 President, Chief Operating Officer and Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of J.P. MORGAN CHASE & CO., a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON JR., JAMES DIMON, DINA DUBLON, JOAN GUGGENHEIMER, WILLIAM H. MCDAVID, DAVID B. EDELSON, and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 2004, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 29, 2004.

                                                        /s/  Hans W. Becherer
                                                     ------------------------
                                                     Hans W. Becherer
                                                     Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of J.P. MORGAN CHASE & CO., a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON JR., JAMES DIMON, DINA DUBLON, JOAN GUGGENHEIMER, WILLIAM H. MCDAVID, DAVID B. EDELSON, and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 2004, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 29, 2004.

                                              /s/  John. H. Biggs
                                            ---------------------
                                            John H. Biggs
                                              Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of J.P. MORGAN CHASE & CO., a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON JR., JAMES DIMON, DINA DUBLON, JOAN GUGGENHEIMER, WILLIAM H. MCDAVID, DAVID B. EDELSON, and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 2004, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 29, 2004.

                                                       /s/  Lawrence A. Bossidy
                                                       ------------------------
                                                     Lawrence A. Bossidy
                                                     Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of J.P. MORGAN CHASE & CO., a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON JR., JAMES DIMON, DINA DUBLON, JOAN GUGGENHEIMER, WILLIAM H. MCDAVID, DAVID B. EDELSON, and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 2004, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 29, 2004.

                                                       /s/  Stephen B. Burke
                                                     -----------------------
                                                     Stephen B. Burke
                                                     Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of J.P. MORGAN CHASE & CO., a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON JR., JAMES DIMON, DINA DUBLON, JOAN GUGGENHEIMER, WILLIAM H. MCDAVID, DAVID B. EDELSON, and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 2004, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 29, 2004.

                                                    /s/  James S. Crown
                                                 ----------------------
                                                 James S. Crown
                                                 Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of J.P. MORGAN CHASE & CO., a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON JR., JAMES DIMON, DINA DUBLON, JOAN GUGGENHEIMER, WILLIAM H. MCDAVID, DAVID B. EDELSON, and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 2004, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 29, 2004.

                                                          /s/  Ellen V. Futter
                                                     -------------------------
                                                     Ellen V. Futter
                                                     Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of J.P. MORGAN CHASE & CO., a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON JR., JAMES DIMON, DINA DUBLON, JOAN GUGGENHEIMER, WILLIAM H. MCDAVID, DAVID B. EDELSON, and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 2004, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 29, 2004.

                                                  /s/  William H. Gray, III
                                               ----------------------------
                                               William H. Gray, III
                                               Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of J.P. MORGAN CHASE & CO., a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON JR., JAMES DIMON, DINA DUBLON, JOAN GUGGENHEIMER, WILLIAM H. MCDAVID, DAVID B. EDELSON, and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 2004, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 29, 2004.

                                                    /s/  Laban P. Jackson, Jr.
                                                 -----------------------------
                                                 Laban P. Jackson, Jr.
                                                 Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of J.P. MORGAN CHASE & CO., a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON JR., JAMES DIMON, DINA DUBLON, JOAN GUGGENHEIMER, WILLIAM H. MCDAVID, DAVID B. EDELSON, and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 2004, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 29, 2004.

                                                          /s/  John W. Kessler
                                                     -------------------------
                                                     John W. Kessler
                                                     Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of J.P. MORGAN CHASE & CO., a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON JR., JAMES DIMON, DINA DUBLON, JOAN GUGGENHEIMER, WILLIAM H. MCDAVID, DAVID B. EDELSON, and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 2004, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 29, 2004.

                                                       /s/  Robert I. Lipp
                                                     ---------------------
                                                     Robert I. Lipp
                                                     Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of J.P. MORGAN CHASE & CO., a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON JR., JAMES DIMON, DINA DUBLON, JOAN GUGGENHEIMER, WILLIAM H. MCDAVID, DAVID B. EDELSON, and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 2004, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 29, 2004.

                                               /s/  Richard A. Manoogian
                                            ----------------------------
                                            Richard A. Manoogian
                                                     Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of J.P. MORGAN CHASE & CO., a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON JR., JAMES DIMON, DINA DUBLON, JOAN GUGGENHEIMER, WILLIAM H. MCDAVID, DAVID B. EDELSON, and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 2004, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 29, 2004.

                                                  /s/  David C. Novak
                                                ---------------------
                                                David C. Novak
                                                Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of J.P. MORGAN CHASE & CO., a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON JR., JAMES DIMON, DINA DUBLON, JOAN GUGGENHEIMER, WILLIAM H. MCDAVID, DAVID B. EDELSON, and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 2004, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 29, 2004.

                                                        /s/  Lee R. Raymond
                                                      ---------------------
                                                      Lee R. Raymond
                                                      Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of J.P. MORGAN CHASE & CO., a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON JR., JAMES DIMON, DINA DUBLON, JOAN GUGGENHEIMER, WILLIAM H. MCDAVID, DAVID B. EDELSON, and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 2004, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 29, 2004.

                                                        /s/  John R. Stafford
                                                     ------------------------
                                                     John R. Stafford
                                                     Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of J.P. MORGAN CHASE & CO., a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON JR., JAMES DIMON, DINA DUBLON, JOAN GUGGENHEIMER, WILLIAM H. MCDAVID, DAVID B. EDELSON, and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 2004, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 29, 2004.

                                                  /s/  Joseph L. Sclafani
                                               ------------------------------
                                               Joseph L. Sclafani
                                               Controller
                                               (Principal Accounting Officer)

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of J.P. MORGAN CHASE & CO., a Delaware corporation (the "Corporation"), hereby constitutes and appoints WILLIAM B. HARRISON JR., JAMES DIMON, DINA DUBLON, JOAN GUGGENHEIMER, WILLIAM H. MCDAVID, DAVID B. EDELSON, and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation on January 20, 2004, authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 29, 2004.

                                                   /s/  Dina Dublon
                                                -----------------------------
                                                Dina Dublon
                                                Chief Financial Officer
                                                (Principal Financial Officer)